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                                                                    EXHIBIT 10.9

             FIRST AMENDMENT TO THE EXECUTIVE EMPLOYMENT AGREEMENT


          This First Amendment to the Executive Employment Agreement (this

"First Amendment"), dated as of March 18, 1999 to the certain Executive
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Employment Agreement (the "Executive Employment Agreement") dated as of October
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6, 1998 by and between Audio Communications Network, LLC f/k/a ACN Operating,
LLC. (the "Company") and David Unger ("Executive").
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     WHEREAS, the Company and the Executive (collectively, the "Parties") desire
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to amend the Executive Employment Agreement on the terms and conditions set forth herein.

     NOW THEREFORE, in consideration of the mutual agreements set forth herein, the Parties agree as follows:

     1.   Capitalized Terms.  Capitalized terms used herein without definition
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shall have the meanings ascribed to such terms in the Executive Employment
Agreement.

     2.   Additional Consideration.  The first sentence of Paragraph 2 of the
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Executive Employment Agreement is hereby amended in its entirety to read as follows:

          "2.  Position and Duties.  During the Employment Period, Executive
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     will serve as the Vice President of the Company and render such managerial, analytical, administrative, marketing and other executive services to the Company and its Subsidiaries, if any, as are from time to time necessary in connection with the management and affairs of the Company and its Subsidiaries, subject to the authority of the Board of Directors of
     Holdings LLC (the "Board") and to the provisos set forth in the following
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     sentence."

     3.   Governing Law.  This First Amendment shall be governed by, and
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construed in accordance with, the laws of the State of New York, regardless of the laws that might otherwise govern under the applicable principles of conflicts of laws thereof.

     4.   Counterparts.  This First Amendment may be executed in any number of
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counterparts, each of which shall be deemed an original, but all of which together shall constitute a single instrument.

     5.   Agreement.   In all other respects the Executive Employment Agreement
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is ratified and shall, as so changed by these amendments, continue in full force and effect.
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     IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the date first set forth above.


                                AUDIO COMMUNICATIONS NETWORK, LLC


                                By:  /s/  ROBERT MACINNIS
                                   --------------------------------
                                   Name:  Robert MacInnis
                                   Title: Vice President



                                EXECUTIVE


                                By:  /s/  DAVID UNGER
                                   ------------------------------
                                   DAVID UNGER